Financial instruments	12 Months Ended
Dec. 31, 2021
Disclosure of Financial Instruments1 [Abstract]
Financial instruments	Financial instruments
Accounting policies
All financial assets and liabilities, except for derivatives, are initially measured at fair value and subsequently measured at amortized cost using the effective interest rate method. Derivatives are measured at fair value through profit or loss (“FVTPL”).
Supporting information
The following tables provide the carrying and fair values of our financial instruments by category, as well as the associated fair value hierarchy levels as defined in note 2 under “Fair value measurements”. The carrying amount is a reasonable approximation of fair value for cash and short-term investments, receivables, and payables and accrued liabilities. The carrying values of long-term debt include any current portions and exclude deferred financing costs.

2021	Level	Financial assets at amortized cost	Financial assets or financial liabilities at FVTPL	Financial liabilities at amortized cost	Carrying value	Fair value

Financial assets
Cash and short-term investments	2	$1,568	$—	$—	$1,568	$1,568
Receivables	3	508	—	—	508	508
		$2,076	$—	$—	$2,076	$2,076

Financial liabilities
Payables and accrued liabilities	3	$—	$—	$848	$848	$848
Long-term debt (note 12)[1]	2	—	—	501	501	513
Interest rate swaps (note 11 & 12)[2]	2	—	1	—	1	1
		$—	$1	$1,349	$1,350	$1,362
1.The fair value of long-term debt is based on rates available to us at December 31, 2021 for long-term debt with similar terms and remaining maturities.
2.The interest rate swap contracts are included in other liabilities in our consolidated balance sheets.

2020 (currency remeasurement)	Level	Financial assets at amortized cost	Financial assets or financial liabilities at FVTPL	Financial liabilities at amortized cost	Carrying value	Fair value

Financial assets
Cash and short-term investments	2	$461	$—	$—	$461	$461
Receivables	3	277	—	—	277	277
		$738	$—	$—	$738	$738

Financial liabilities
Payables and accrued liabilities[1]	3	$—	$2	$387	$389	$389
Long-term debt (note 12)[2]	2	—	—	509	509	524
Interest rate swaps (note 11 & 12)[3]	2	—	6	—	6	6
		$—	$8	$896	$904	$919
1.Payables and accrued liabilities include our equity derivative payable of $2 million
2.The fair value of long-term debt is based on rates available to us at December 31, 2020 for long-term debt with similar terms and remaining maturities.
3.The interest rate swap contracts are included in other liabilities in our consolidated balance sheets.

January 1, 2020 (currency remeasurement)	Level	Financial assets at amortized cost	Financial assets or financial liabilities at FVTPL	Financial liabilities at amortized cost	Carrying value	Fair value

Financial assets
Cash and short-term investments	2	$12	$—	$—	$12	$12
Receivables[1]	3	197	2	—	199	199
		$209	$2	$—	$211	$211

Financial liabilities
Cheques issued in excess of funds on deposit	2	$—	$—	$12	$12	$12
Operating loans	2	—	—	290	290	290
Payables and accrued liabilities	3	—	—	305	305	305
Long-term debt (note 12)[2]	2	—	—	510	510	521
Interest rate swaps (note 11 & 12)[3]	2	—	2	—	2	2
		$—	$2	$1,117	$1,119	$1,130
1.Receivables include our equity derivative receivable of $2 million.
2.The fair value of long-term debt is based on rates available to us at January 1, 2020 for long-term debt with similar terms and remaining maturities.
3.The interest rate swap contracts are included in other liabilities in our consolidated balance sheets.
Financial risk management
Our activities result in exposure to a variety of financial risks, and the main objectives of our risk management process are to ensure risks are properly identified and analyzed and establish appropriate risk limits and controls. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and our activities. We are exposed to credit risk, liquidity risk and market risk. A description of these risks and policies for managing these risks are summarized below.
The sensitivities provided in this section give the effect of possible changes in the relevant prices and rates on earnings. The sensitivities are hypothetical and should not be considered to be predictive of future performance or earnings. Changes in fair values or cash flows based on market variable fluctuations cannot be extrapolated since the relationship between the change in the market variable and the change in fair value or cash flows may not be linear.
Credit risk
Credit risk is the risk of financial loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. We are exposed to credit risk with respect to cash and short-term investments and accounts receivable from our customers. The carrying amounts of these accounts represent the maximum credit exposure. We manage credit risk by holding cash and short-term investments with major banks of high creditworthiness. Credit risk for trade and other receivables is managed through established credit monitoring activities such as:
•Establishing and monitoring customer credit limits;
•Performing ongoing evaluations of key customer financial conditions; and
•In certain market areas, undertaking additional measures to reduce credit risk including credit insurance, letters of credit and prepayments. At December 31, 2021, approximately 35% of trade accounts receivable was covered by at least some of these additional measures. (December 31, 2020 - 24%, January 1, 2020 - 40%).
Given our credit monitoring activities, the low percentage of overdue accounts and our history of minimal customer defaults, we consider the credit quality of the trade accounts receivable at December 31, 2021 to be high and have recorded nominal expected credit losses on our trade accounts receivable. The aging analysis of trade accounts receivable is presented below:

		Currency remeasurement	Currency remeasurement
	2021	2020	January 1, 2020
Trade accounts receivable
Current	$403	$220	$150
Past due 1 to 30 days	30	22	9
Past due 31 to 60 days	3	1	—
Past due over 60 days	5	1	—
Trade accounts receivable	$441	$244	$159
Insurance receivable	6	—	9
Government assistance	1	5	5
Sales taxes receivable	28	11	8
Other	32	17	18
Receivables	$508	$277	$199
Liquidity risk

Liquidity risk is the risk we will encounter difficulty in meeting obligations associated with financial liabilities. We manage liquidity risk by maintaining adequate cash and short-term investment balances and having lines of credit available. In addition, we regularly monitor forecasted and actual cash flows. Refinancing risks are managed by extending maturities through regular renewals and refinancing when market conditions are supportive.
The following table summarizes the maturity profile of our financial liabilities based on contractual undiscounted payments:

(at December 31, 2021, in $ millions)	Carrying value	Total	2022	2023	2024	2025	Thereafter
Long-term debt	$499	$501	$—	$—	$501	$—	$—
Interest on long-term debt[1]	—	52	19	19	14	—	—
Lease obligations	28	29	11	6	5	2	5
Payables and accrued liabilities	848	848	848	—	—	—	—
Total	$1,375	$1,430	$878	$25	$520	$2	$5
1.Assumes debt remains at December 31, 2021 levels and includes the impact of interest rate swaps terminating August 2024.
Market risk

Market risk is the risk of loss that might arise from changes in market factors such as interest rates, foreign exchange rates, and commodity prices. We aim to manage market risk acceptable parameters and may, from time to time, use derivatives to manage market risk. No energy related derivatives, lumber futures, or foreign exchange contracts were outstanding at December 31, 2021 or 2020.
Interest rates
Interest rate risk relates mainly to floating interest rate debt. By maintaining a mix of fixed and floating rate debt along with interest rate swap contracts, we mitigate the exposure to interest rate changes.
As at December 31, 2021, we had the following floating rate financial instruments:

Financial instrument	Carrying value
Term loan	$199
Interest rate swap contracts	$1
We maintain a five-year term $200 million term loan due August 2024 where the interest on the facilities is payable at floating rates based on Prime, Base Rate Advances, Bankers’ Acceptances or LIBOR Advances at our option.
We also have interest rate swap agreements terminating August 2024 to pay fixed interest rates and receive variable interest rates equal to 3-month LIBOR on $200 million notional principal amount of indebtedness. These swap agreements fix the interest rate on the $200 million five-year term loan floating rate debt.
At December 31, 2021, the impact of a 100-basis point change in interest rate affecting our floating rate debt would not result in a change in annual interest expense.
We initially adopted Interest Rate Benchmark Reform - Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16) (“The Phase 2 Amendments”) effective January 1, 2021. The Phase 2 Amendments provide practical relief from certain requirements in IFRS Standards relating to the modification of financial instruments, lease contracts, or hedging relationships triggered by a replacement of a benchmark interest rate in a contract with a new alternative benchmark rate.

At December 31, 2021, these amendments did not affect our financial statements as we have not yet transitioned any agreements that are exposed to LIBOR or to an alternative benchmark interest rate.

The above financial instruments are based on LIBOR settings that are currently scheduled to cease publication after June 30, 2023. We are working with the lenders associated with the term loan and the counterparties associated with the interest rate swap to assess the potential alternatives to the use of LIBOR. We will continue to monitor developments on alternative benchmark interest rates and expect to transition to alternative rates as widespread market practice is established.
Currency risk

On February 1, 2021, West Fraser determined that as a result of the Norbord Acquisition, the functional currency of our Canadian operations had changed from CAD to USD.

We are exposed to foreign currency risk because our Canadian operations incur a portion of their operating expenses in Canadian dollars. Therefore, an increase in the value of the CAD relative to the USD increases the value of expenses in USD terms incurred by our Canadian operations, which reduces operating margin and the cash flow available to fund operations.

In addition, foreign currency exposure arises from our net investment in our European operations, which have British pound sterling and Euro functional currencies, and our Canadian newsprint operation, which has a Canadian dollar functional currency. The risk arises from the fluctuation in spot rates between these currencies and the U.S. dollar, which causes the amount of the net investment to vary with the resulting translation gains or losses being reported in other comprehensive earnings.
The following table summarizes quantitative data about our exposure to currency risk:

		2021
Net Canadian dollar monetary asset (liability)	CAD millions	$(665)
Net investment in newsprint operations	CAD millions	46
Net investment in European operations	GBP millions	308
Net investment in European operations	EUR millions	45
A $0.01 strengthening (weakening) of the USD against the CAD would increase (decrease) the earnings by approximately $3 million. A $0.01 strengthening (weakening) of the USD against the CAD, British pound and Euro would result in an approximate $6 million translation loss (gain) on operations with different functional currency included in other comprehensive earnings. These sensitivities assume that all other variables remain constant and ignores any impact of forecast sales and purchases.